UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2025

Argo Group International Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 7th Avenue
7th Floor
New York, New York 10018
(Address, Including Zip Code,
of Principal Executive Offices)

Registrant’s telephone number, including area code: (210) 321-8400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.500% Senior Notes due 2042 issued by Argo Group US, Inc. and The Guarantee With Respects Thereto	ARGD	New York Stock Exchange
Depositary Shares, Each Representing a 1/1000th Interest in 7.00% Resettable Fixed Rate Preferred Stock, Series A, Par Value $1.00 Per Share	ARGO/PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2025 (the “Redemption Date”), Argo Group International Holdings, Inc. (formerly known as Argo Group International Holdings, Ltd.) (the “Company”) filed a Certificate of Elimination to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware eliminating from the Amended and Restated Certificate of Incorporation all matters set forth in the Certificate of Designations (the “Certificate of Designations”) of its 7.00% Resettable Fixed Rate Preferred Stock, Series A (the “Series A Preferred Stock”), and the corresponding 6,000,000 depositary shares, each representing a 1/1,000th interest in one share of Series A Preferred Stock (the “Depositary Shares”).

All outstanding shares of the Series A Preferred Stock and the corresponding Depositary Shares were redeemed on September 15, 2025, in accordance with the terms of the Certificate of Designations, resuming their status as authorized but undesignated shares of preferred stock of the Company. A copy of the Certificate of Elimination relating to the Series A Preferred Stock is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On the Redemption Date, the Company completed its previously announced full redemption of (i) all 6,000 outstanding shares of its Series A Preferred Stock and the corresponding 6,000,000 Depositary Shares and (ii) all $143,750,000 outstanding aggregate principal amount of Argo Group US, Inc.’s 6.500% Senior Notes due 2042.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

No.	Exhibit
3.1	Certificate of Elimination relating to the Series A Preferred Stock, dated September 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2025	ARGO GROUP INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Michael Tiliakos
		Name:	Michael Tiliakos
		Title:	General Counsel and Secretary